Simplify Piper Sandler US Small-Cap PLUS Income ETF

LITL

a series of Simplify Exchange Traded Funds

SUMMARY PROSPECTUS

November 1, 2025

Advised by:	Sub-Advised by:

Simplify Asset Management Inc.	Piper Sandler & Co.
10845 Griffith Peak Drive, 2/F	800 Nicollet Mall, Suite 900
Las Vegas, NV 89135	Minneapolis, MN 55402

www.simplify.us/etfs	phone: 1 (855) 772-8488

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and statement of additional information dated November 1, 2025, are incorporated by reference into this summary prospectus. You can obtain these documents and other information about the Fund online at www.simplify.us/etfs or by calling 1-855-772-8488.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Shares of the Fund are listed and traded on the NYSE Arca, Inc.

FUND SUMMARY – SIMPLIFY PIPER SANDLER US SMALL-CAP PLUS INCOME ETF

Investment Objective: The Simplify Piper Sandler US Small-Cap PLUS Income ETF (the “Fund” or “LITL”) seeks capital appreciation and income.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, sell, and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Acquired Fund Fees and Expenses(1)	0.01%
Total Annual Fund Operating Expenses	0.91%

(1)	Other Expenses are estimated for the Fund’s current fiscal year.
(2)	Acquired Fund Fees and Expenses, which are estimated for the Fund’s current fiscal year, are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years
$93	$290

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the period April 28, 2025 (commencement of operations) through June 30, 2025, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.

Principal Investment Strategies:

The Fund is an actively managed exchange-traded fund (“ETF”). The Fund’s investment adviser, Simplify Asset Management Inc. (the “Adviser”), collaborates with the Fund’s sub-adviser, Piper Sandler & Co. (the “Sub-Adviser”), to seek to achieve the Fund’s investment objective. The Sub-Adviser employs an actively managed opportunistic strategy that focuses on relative value among common stocks of small-cap issuers. The Adviser employs an income generating option strategy.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of US small-capitalization companies. The Fund defines small-capitalization companies as those, at the time of purchase, with market capitalizations no larger than the largest constituent of the Russell 2000® Index. As of December 31, 2024, the largest company capitalization in this index was $14.7 billion. The Fund defines US companies as those organized in the US; having a class of securities whose principal securities market is in the US; or deriving 50% or more of total revenues or earnings from goods produced, sales made, or services provided in the US, or maintaining 50% or more of employees, assets, investments, operations, or other business activity in the US.

Sub-Adviser’s Small-Cap Strategy

The Sub-Adviser constructs the small-cap strategy allocation of the Fund’s portfolio by applying proprietary screens to an initial universe of stocks. The Sub-Adviser begins with a universe represented by the Russell 2000® Index, then screens out stocks it considers insufficiently liquid because they represent the bottom 20% of trading volume. From this reduced universe, the Sub-Adviser then ranks stocks by expected return using a macroeconomic model (the “Macro Select Model”) and a business cycle model (the “Business Cycle Model”). The Sub-Adviser’s Macro Select Model examines the effect of broad macro-economic factors on stocks’ expected returns. These factors include consumer confidence, unemployment rate, monetary policy, interest rates, inflation, and GDP growth rates. The Sub-Adviser’s Business Cycle Model examines the effect of the current and projected phase of the US economy: expansion, peak, contraction, and trough. This screening process generates a 200-stock, equally-weighted portfolio. The Sub-Adviser reconstructs the portfolio monthly using this process.

Adviser’s Income Generating Option Strategy

To generate additional income, the Fund employs an exchange traded and over-the-counter (“OTC”) option spread writing strategy on instruments linked to equities, debt, volatility indices, commodities, and currencies with up to 20% of the Fund’s net assets (plus any borrowings for investment purposes). The equity holdings include primarily U.S. companies but may include companies from both emerging and developed foreign markets and may include companies of any market capitalization and the debt holding securities may be of any maturity or credit quality. The commodity strategies may include all types of commodities and commodity indexes. Currency strategies are those that attempt to profit from the changes in the relative value of various currencies. Volatility strategies are those that attempt to profit from the changes in the historical or implied return volatility of futures or securities indexes. Volatility is a measure of a reference asset’s historical or expected future price movements.

A call option gives the owner the right, but not the obligation, to buy an asset at a specified price (strike price) within a specific time period. A put option gives the owner the right, but not the obligation, to sell an asset at a specified price (strike price) within a specific time period. By selling put and call options in return for the receipt of premiums (the purchase price of an option), the Adviser attempts to increase Fund income as the passage of time decreases the value of the written options. While option-based gains are considered capital gains under GAAP (generally accepted accounting principles) they are commonly described as income by securities market participants. The option writing strategy is a form of leveraged investing. The Adviser focuses on writing short-term options with less than one-month to maturity because their value erodes faster than long-term options.

Call Spread Strategy

When the Adviser believes an asset’s price will decrease, remain unchanged, or only increase slightly it employs a call spread strategy. In a call option spread, the Fund writes an at-the-money or out-of-the-money (above current market price) call option while also purchasing a further out-of-the-money call option.

Put Spread Strategy

When the Adviser believes an asset’s price will increase, remain unchanged, or only decrease slightly it employs a put spread strategy. In a put option spread, the Fund writes an at-the-money or out-of-the-money (below current market price) put option while also purchasing a further out-of-the-money put option.

The Adviser expects the written options to expire worthless, but purchases lower-cost further out-of-the-money options to insulate the Fund from large losses if the written options increase in value. The Adviser expects options to be held to expiration but may adjust positions following a large (over 10%) price swing in an option’s reference asset.

When writing options, the Fund is required to post collateral to assure its performance to the option buyer. The Fund will hold cash and cash-like instruments or high-quality short term fixed income securities (collectively, “Collateral”). The Collateral may consist of (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds (including affiliated money market ETFs); (3) fixed income ETFs; and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by companies that are rated investment grade or of comparable quality. The Adviser considers an unrated security to be of comparable quality to a security rated investment grade if it believes it has a similar low risk of default.

The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended, which means that the Fund may invest a higher percentage of its assets in a fewer number of issuers than is permissible for a “diversified” Fund.

Principal Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and price of shares and performance.

The following describes the principal risks the Fund bears with respect to its investments. As with any fund, there is no guarantee that the Fund will achieve its goal.

Equity Securities Risk. The net asset value of the Fund will fluctuate based on changes in the value of the equity securities held by the Fund. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

Small Capitalization Risk. The earnings and prospects of small sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, tariffs and trade wars, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

Active Management Risk. The Fund is subject to the risk that the investment management strategy of each of the Adviser and Sub-Adviser may not produce the intended results and may negatively impact Fund performance.

Derivatives Risk. Options are a derivative investment. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfil its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Option Risk. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. Spread writing exposes the Fund to losses up to the amount between strike prices of the purchased option and the written option. To the extent not offset by the purchased leg of an option spread, an increase in the price of the written leg will produce a corresponding loss to the Fund.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.

Leverage Risk. The use of leverage by the Fund, through the use of options, will cause the Fund to incur additional expenses and magnify the Fund’s gains or losses.

Limited History Risk. The Fund is a new ETF and has a limited history of operations for investors to evaluate.

Non-Diversified Fund Risk. Because the Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a single portfolio holding or a relatively small number of portfolio holdings to have a greater impact on the Fund’s performance.

Over-the-Counter Market Risk. Options traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk, and the prices paid by the Fund in over-the-counter transactions may include an undisclosed dealer markup. The Fund is also exposed to default by the over-the-counter option writer who may be unwilling or unable to perform its contractual obligations to the Fund.

U.S. Treasury and Agency Market Risk. The U.S. Treasury and agency market can be volatile, and the value of instruments correlated with these markets may fluctuate dramatically from day to day. U.S. Treasury and agency obligations may provide relatively lower returns than those of other securities. Similar to other debt instruments, U.S. Treasury and agency obligations are subject to debt instrument risk and interest rate risk. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the value of U.S. Treasury and agency obligations to decline.

Volatility Risk. Significant short-term price movements could adversely impact the performance of the Fund. The Fund’s performance may be volatile, which means that the Fund’s performance may be subject to substantial short-term changes up or down.

Affiliated Money Market ETF Conflict of Interest Risk. Because the Fund may invest in an affiliated ETF, the Adviser is subject to conflicts of interest in allocating the Fund’s assets to the affiliated ETF. The Adviser will receive more revenue to the extent it selects an affiliated ETF rather than an unaffiliated ETF for inclusion in the Fund’s portfolio.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

ETF Structure Risk. The Fund is structured as an ETF. As a result, the Fund is subject to special risks, including:

●	Not Individually Redeemable. The Fund’s shares (“Shares”) are not redeemable by retail investors and may be redeemed only by Authorized Participants at net asset value (“NAV”) and only in Creation Units. A retail investor generally incurs brokerage costs when selling shares.

●	Trading Issues. Trading in Shares on NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange which may result in the Shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.

●	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the Shares. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

○	In times of market stress, market makers may step away from their role market making in the Shares and in executing trades, which can lead to differences between the market value of the Shares and the Fund’s NAV.

○	The market price of the Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less the Shares than the Fund’s NAV, which is reflected in the bid and ask price for the Shares or in the closing price.

○	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the Fund’s NAV.

●	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as an Authorized Participant on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for securities or instruments that have lower trading volumes.

Turnover Rate Risk. The Fund may have portfolio turnover rates significantly in excess of 100%. Increased Portfolio Turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Performance: Performance information will be available in the prospectus after the Fund has been in operation for one full calendar year. Past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information will be available at no cost by visiting www.simplify.us or by calling 1 (855) 772-8488.

Investment Adviser: Simplify Asset Management Inc.

Investment Sub-Adviser: Piper Sandler & Co.

Portfolio Managers: David Berns, Chief Investment Officer of the Adviser, Jeff Schwarte, Chief Equity Strategist of the Adviser, Michael Kantrowitz, Chief Investment Strategist and Head of Portfolio Strategy of the Sub-Adviser, and Stephen Gregory, Head of Quantitative Research of the Sub-Adviser, serve as portfolio managers of the Fund. Dr. Berns and Messrs. Kantrowitz and Gregory have each served the Fund as a portfolio manager since it commenced operations. Mr. Schwarte has served as portfolio manager since October 2025. Dr. Berns, and Messrs. Schwarte, Kantrowitz, and Gregory are jointly and primarily responsible for the management of the Fund.

Purchase and Sale of Fund Shares: The Fund will issue and redeem Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on the Exchange and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market. Recent information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.simplify.us/etfs.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.